HASH RATE SALE AGREEMENT AND LOAN	3 Months Ended
Nov. 30, 2024
Hash Rate Sale Agreement And Loan
HASH RATE SALE AGREEMENT AND LOAN

NOTE 7 – HASH RATE SALE AGREEMENT AND LOAN

On November 14, 2024, we entered into an agreement to purchase 3,000 used S-19j Pro bitcoin miners for a total price of $1,035,000 from Luxor Technology Corporation (“Luxor”). We later entered into a Co-Location Services Agreement with DVSL ComputeCo, LLC to host 2,900 of the miners, and we plan to deploy the remaining 100 miners out of Trinidad data center. We financed $765,862 of the purchase price from the proceeds of a Master Hashrate Purchase and Sale Agreement (the “Hashrate Sale Agreement”). The balance of the purchase price was paid from cash on hand after November 30, 2024. Under the Hashrate Sale Agreement, we sold 90 PH per day of hashing capacity for 365 days at a price of 0.0005 per hashrate.

Under the terms of the Hashrate Sale Agreement which was in effect for 16 days during the three months ended November 30, 2024 we recorded the following transactions in our financial statements:

➢	We recorded fixed assets not in service amounting to $1,035,000 for the 3,000 miners we purchased (which were in transit as of November 30, 2024) with an offsetting entry to record a loan due to Luxor of $1,035,000 payable per the terms described above.
➢	On the date we entered into the Hashrate Sale Agreement the bitcoin equivalent of 90 PH for 365 days at a price of $0.0005 per hashrate was the equivalent of 16.425 bitcoin. The market equivalent on the same date we entered into the Hashrate Sale Agreement was 18.42474 bitcoin. The price of bitcoin on the date we entered into the contract was $88,099.9996. Based on those parameters, the difference of 1.99974 bitcoin times the bitcoin of $88,099.9996 equaled $176,177 which we recorded as a note discount to be amortized as interest expense over a 365 day period. For the 16 days during the period the Hashrate Sale Agreement was in effect, we recorded $7,723 in interest expense.
➢	During the 16 days ended November 30, 2024 we also recorded a loss on the extinguishment of debt of $23,003 because the contractual value of the hashrate we delivered under the Hashrate Sale Agreement, which retired $63,432 in debt due to Luxor, had a market value of $86,435.
➢	Also, during this period Luxor advanced us bitcoin worth $85,621 that we had not earned or delivered any PH equivalent for that amount. We recorded this advanced amount as a Loan due to Luxor.

On November 30, 2024, as a result of the above, we had a loan payable of $1,064,912 due to Luxor on our balance sheet. The interest expense and loss (or gain) on the extinguishment of debt will be dependent on the price of bitcoin and changes in the difficulty index.